UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
450 Fifth Street, N.W.
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 20, 2009
Volkswagen Public Auto Loan Securitization, LLC
Volkswagen Auto Loan Enhanced Trust 2005-1
(Exact Name of Registrant as Specified in Charter)

Delaware	333-103709 333-103709-03	83-0349353 20-6706266

(State or other jurisdiction of Incorporation)	(Commission File Number)	(Registrants’ IRS Employer Id. Nos.)
2200 Ferdinand Porsche Drive, Herndon, Virginia 20171
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (703) 364-7000
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
     On January 20, 2009, Citibank, N.A., as indenture trustee, made the monthly payment to the noteholders, as indicated in the Servicer Certificate relating to Volkswagen Auto Loan Enhanced Trust 2005-1. A copy of this Servicer Certificate, which relates to the January 20, 2009 monthly payment and the Collection Period ended December 27, 2008, provided to Citibank, N.A., as indenture trustee, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits.

Exhibit 99.1	Volkswagen Auto Loan Enhanced Trust 2005-1 Servicer Certificate for the Collection Period ended December 27, 2008 provided to Citibank, N.A., as indenture trustee. (Filed with this report.)
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

Dated: January 20, 2009	Volkswagen Public Auto Loan Securitization, LLC
	By:	/s/ Dennis Tack
Dennis Tack
Controller

Volkswagen Auto Loan Enhanced Trust 2005-1
	By:	VW Credit, Inc. as Administrator

	By:	/s/ Dennis Tack
Dennis Tack
Controller